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                                                                    EXHIBIT 32.1

                                 SELECTICA, INC.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Selectica, Inc. (the "Company") on Form 10-K for the year ended March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Stephen Bennion, President and Chief Executive Officer (Interim) and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes Oxley Act of 2002, that:

       (1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

       (2)The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: June 14, 2004



/s/STEPHEN BENNION
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Stephen Bennion
President and Chief Executive Officer (Interim) and
Chief Financial Officer